UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 13, 2005

Date of Report (date of earliest event reported)

INTRAWARE, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-25249	68-0389976
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

25 Orinda Way Orinda, California 94563
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (925) 253-4500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 13, 2005, the Board of Directors of Intraware, Inc. (“Intraware”) adopted the Amended and Restated Bylaws of Intraware to amend Section 3.2 to change the number of members of the Board of Directors from seven to six.  A copy of Intraware’s Amended and Restated Bylaws is attached hereto as Exhibit 3.2.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)     Exhibits

3.2        Amended and Restated Bylaws of Intraware, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2005	INTRAWARE, INC.

/s/ John J. Moss
John J. Moss
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Intraware, Inc.